OTC Agreement Number: [***]

OTC Case Number: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE FINCH THERAPEUTICS GROUP, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO FINCH THERAPEUTICS GROUP, INC. IF PUBLICLY DISCLOSED.

Exhibit 10.3

EXCLUSIVE LICENSE AGREEMENT

Regents of the University of Minnesota

and

Finch Therapeutics Holdings LLC

TECHNOLOGY COMMERCIALIZATION

200 Oak Street, SE | Suite 280 | Minneapolis, MN 55455

OTC Agreement Number: A20120373| OTC Case Number: 20100243, 20130223, 20140139, 20140293, 20170005

OTC Agreement Number: [***]

OTC Case Number: [***]

AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

THIS AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is made as of the Effective Date by and between Regents of the University of Minnesota, a constitutional corporation under the laws of the state of Minnesota, having a place of business at 200 Oak Street, SE, Suite 280, Minneapolis, Minnesota 55455 (the “University”), and the Licensee identified below.

WHEREAS, the University and Crestovo LLC (now Finch Research and Development LLC) (“Crestovo”) are parties to that certain Exclusive Patent License Agreement dated March 26, 2012 (“Original Effective Date”), as amended by the First Amendment effective July 10, 2014, the Second Amendment effective October 23, 2014, the Third Amendment effective December 1, 2016, and the Fourth Amendment effective September 15, 2017 (collectively the “Original Agreement”);

WHEREAS, on September 21, 2017, the parent of Crestovo, Crestovo Holdings LLC (now Finch Therapeutics Holdings LLC), merged with Finch Therapeutics, Inc. to create Finch Therapeutics Group, Inc. (“Finch”); and

WHEREAS, Finch desires to consolidate its intellectual property in Finch Therapeutics Holdings LLC, including the transfer of the License Agreement to Finch Holdings LLC (hereinafter, the “Licensee”);

WHEREAS, in addition to this transfer, the University and Licensee desire to amend and restate the Original Agreement, in its entirety, as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereby agree as follows:

The Agreement consists of the Business Terms, General Terms and any attached and referenced exhibits or schedules.

BUSINESS TERMS

1	LICENSEE	Finch Therapeutics Holdings LLC (pursuant to S. 14.6 of the General Terms)
2	TERRITORY	Worldwide
3	FIELD OF USE	All fields
4	TERM

The Term commences on the Effective Date and, unless terminated earlier in accordance with Section 10 of the General Terms, expires on the date on which there are no Valid Claims anywhere in the Territory.

5	LICENSED INTELLECTUAL PROPERTY
5.1	LICENSED PATENTS	[***]
5.2	LICENSED PATENT APPLICATIONS	[***]

OTC Agreement Number: [***]

OTC Case Number: [***]

5.3	TECHNICAL INFORMATION	☐ None ☒ Yes. Description is attached as Exhibit A
6	FEDERAL GOVERNMENT RIGHTS	The inventions described in the following Licensed Patents and Licensed Patent Applications claiming priority to [***] were developed with federal funding and contain Federal Government Rights.
7	PATENT RELATED EXPENSES Include all that apply	Licensee shall either pay on University’s behalf or reimburse University for any Patent-Related Expenses paid by University within [***] from receipt of invoice from University.
8	SUBLICENSE RIGHTS	Yes
9	PERFORMANCE MILESTONES

Provided that the United States Food and Drug Administration (“FDA”) does not recommend or require unanticipated studies or prerequisites, including, without limitation, detailed characterization of control material for clinical trial use, as part of the regulatory approval process for obtaining a Licensed Product to treat [***], Licensee shall perform the following milestones. If the FDA does recommend or require such unanticipated studies or prerequisites, the parties will negotiate in good faith extensions to the milestones to reflect additional time that may be needed to achieve the following:

(a)
[***]
(b)
[***]

[***]

10	PAYMENTS
10.1	UPFRONT PAYMENT	No upfront fee shall be payable.
10.2	LICENSE MAINTENANCE FEE

Beginning on the Effective Date and each year thereafter in which Licensee, an Affiliate, or a Sublicensee does not sell Licensed Product, Licensee will pay to University a yearly maintenance fee of $[***] USD, payable on each anniversary of the Original Effective Date.

OTC Agreement Number: [***]

OTC Case Number: [***]

10.3	RUNNING ROYALTIES ON NET SALES

Licensee shall pay to University on a Licensed Product-by-Licensed Product and country-by-country basis royalties on Net Sales of Licensed Products, whether the sales are made by Licensee, an Affiliate of Licensee, or a Sublicensee, such royalties being equal to:

●
[***]
●
[***]
●
[***]

determined and payable as provided in Section 4.4 of the General Terms, except as otherwise determined in Section 10.4 of the Business Terms. For clarity, a Licensed Product shall not be deemed to “infringe” a Valid Claim under this Section 10.3 where its manufacture, use, sale, offer for sale, import or export is deemed not infringing pursuant to 35 U.S.C. § 271(e)(1).

10.4	ANNUAL MINIMUM AMOUNT OF RUNNING ROYALTIES

Beginning in the calendar year 2021 and for each year thereafter during the Term, if the total royalties payable by the Licensee to the University pursuant to Section 10.3 of the Business Terms do not meet the Minimum Royalty Payment for that year, then Licensee shall pay to University, within [***] after the conclusion of such year, such additional amount to ensure that the total royalties paid by the Licensee to the University during such year is at least equal to the Minimum Royalty Payment.

Year(s) Minimum Royalty Payment

[***] [***]

The annual Minimum Royalty Payment is not available for carryforward or carryback against royalties for years other than the applicable year or for other payments due under this Agreement.

10.5	SUBLICENSE NON-ROYALTY CONSIDERATION

Licensee shall pay to University [***]% of all Non-Royalty Consideration it receives from a Sublicensee within [***].

With respect to any Sublicense of the Licensed Patent Rights, Licensee will, as part of the negotiation with a Sublicensee, allocate the various categories of payments required from a Sublicensee on a commercially reasonable basis and not with a view to undermine the fees that are due to University under this Section 10.5. If University has a good faith objection to the allocation made by Licensee and a Sublicensee, then University will give prompt notice to Licensee and the parties shall meet and attempt to agree on which portion of the total payments received by Licensee pursuant to such sublicense would constitute Sublicense Non-Royalty Consideration. [***]

10.6	TRANSFER FEE

Within [***] after the closing of a Transfer or Change of Control, Licensee shall pay to University, as a Transfer Fee, $[***] USD. For clarity, Licensee shall not be obligated to pay a Transfer Fee to the extent it assigns this Agreement to an Affiliate of Licensee existing as of the Effective Date.

OTC Agreement Number: [***]

OTC Case Number: [***]

10.7	MILESTONE PAYMENTS	Not applicable/none required.

10.8	EARLY TERMINATION FEE	Unless waived by University in writing, Licensee shall pay to University a fee of $[***] USD in the event it terminates the Agreement early for convenience under Section 10.3(b) of the General Terms.

11	LICENSEE’S ADDRESS FOR NOTICE	Contact: [***] Address: Finch Therapeutics, Inc. 200 Inner Belt Road Suite 400 Somerville, MA 02143 Phone [***] Email: [***]
12	LICENSEE’S CONTACT FOR PATENT PROSECUTION CONSULTATION	Contact: [***] Address: [***] Phone [***] Email: [***]
13	LICENSEE’S CONTACT FOR BILLING AND FINANCE	Contact: [***] Address: Finch Therapeutics, Inc. 200 Inner Belt Road Suite 400 Somerville, MA 02143 Phone [***] Email: [***]

OTC Agreement Number: [***]

OTC Case Number: [***]

THE PARTIES HEREBY EXECUTE THIS AGREEMENT
Regents of the University of Minnesota	Finch Therapeutics Holdings LLC

By: /s/ Rick Huebsch	By: /s/ Mark Smith
Rick Huebsch Executive Director Technology Commercialization	Mark Smith CEO
Date: January 19, 2022	Date: 1/28/2022
The signatory warrants that they are authorized to execute this agreement on behalf of the Regents of the University of Minnesota.	The signatory warrants that they are authorized to execute this agreement on behalf of Licensee

OTC Agreement Number: [***]

OTC Case Number: [***]

GENERAL TERMS

1.
DEFINITIONS AND INTERPRETATION
1.1
Definitions

In this Agreement:

“Affiliate” means an entity that controls Licensee or the Sublicensee, as the case may be, is controlled by Licensee or Sublicensee, or along with Licensee or Sublicensee, is under the common control of a Third Party. An entity shall be deemed to have control of the controlled entity if it: (a) owns, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities of the controlled entity, or (b) has the right, power or authority, directly or indirectly, to direct or cause the direction of the policy decisions of the controlled entity, whether by ownership of securities, by representation on the controlled entity’s governing body, by contract, or otherwise.

“Change of Control” means (a) the acquisition by a person or group of beneficial ownership of the capital stock of Licensee if after the acquisition the person or group beneficially owns [***]% or more of either (i) the total number of the then outstanding shares of common stock of Licensee or (ii) the total number of the then outstanding shares of voting securities of Licensee; (b) a change in the composition of Licensee’s board of directors such that less than a majority of individuals who serve as such directors as of the Effective Date or who were nominated for election to the board of directors by at least three quarters of directors in office as of the Effective Date or whose nomination and election to the board of directors was similarly approved, are serving on Licensee’s board of directors; or (c) irrespective of whether Licensee is a surviving entity, the consummation of a merger, consolidation, reorganization involving Licensee or other exchange of shares of Licensee in one or a series of related transactions.

“Early Termination” means the termination of this Agreement permitted under Section 10.3 (b) of the General Terms.

“Effective Date” means the date of the last signature on this Agreement.

“Enforcement Litigation” means any litigation involving the enforcement of Licensed Intellectual Property against a Third Party.

“Field of Use” means the field(s) of use described in Section 3 of the Business Terms.

“Licensed Patent” means: (i) a patent described in Section 5.1 of the Business Terms and (ii) a patent held by University that arose out of and/or claimed priority to a Licensed Patent Application. “Licensed Patent” also means any reissues or reexaminations or post-issuance certificates of a Licensed Patent that contain one or more Valid Claims.

“Licensed Patent Application” means a patent application described in Section 5.2 of the Business Terms along with continuations, continuations-in-part (but only to the extent the claims are supported by a patent application pending as of the Original Effective Date) and divisionals of such a patent application.

“Licensed Product” means a product or service or part of a product or service in the Field of Use: (a) the making, using, importing, selling, or providing of which, absent this license, infringes, induces infringement, or contributes to infringement of a Licensed Patent or is otherwise covered by a claim in a Licensed Patent Application; or (b) which is made with, uses, was derived from, identified or validated by, incorporates, or was developed in whole or in part using any Licensed Technical Information.

“Licensed Intellectual Property” means the Licensed Patents, Licensed Patent Applications and Licensed Technical Information, as set forth in Section 5.

OTC Agreement Number: [***]

OTC Case Number: [***]

“Licensed Technical Information” means the information identified in Appendix A, as referenced at Section 5.3 of the Business Terms.

“Licensee” means the entity identified in Section 1 of the Business Terms.

“Minimum Royalty Payment” means the minimum royalty payments as set forth in Section 10.4 of the Business Terms.

“Net Sales” means [***].

“Non-Royalty Consideration” means [***].

“Patent-Related Expenses” means costs and expenses (including out-of-pocket attorneys’ fees, patent agent fees and governmental fees) that University incurs in filing, prosecuting and maintaining the Licensed Patents.

“Performance Milestone” means an act or event specified described in Section 9 of the Business Terms.

“Royalty Consideration” means any royalty payment received by Licensee from a Sublicensee based on the Sublicensee’s sales of Licensed Products.

“Running Royalties” means the running royalties as set forth in Section 10.3 of the Business Terms.

“Sublicense” when used as a noun, means any agreement between Licensee or an Affiliate of Licensee and a Third Party that contains a grant by Licensee or an Affiliate of Licensee to such Third Party to all or a portion of University’s Licensed Intellectual Property regardless of the name given to the agreement by the parties; when used as a verb, means Licensee’s act of entering into any agreement with a Third Party that contains a grant by Licensee to such Third Party to all or a portion of University’s Licensed Intellectual Property, regardless of the name given to the agreement by the parties.

“Sublicensee” means the Third Party in a Sublicense.

“Territory” means the geographical area described in Section 2 of the Business Terms.

“Third Party” means any party other than University or Licensee or its Affiliates.

“Transfer” means the assignment of this License to a Third Party other than in connection with a Change of Control.

“Transfer Fee” means the fee set forth in Section 10.6 of the Business Terms.

“University Indemnitees” means University, its respective regents, officers, employees, students, agents, faculty, representatives and volunteers.

“Valid Claim” means [***].

“Year” means a calendar year during the term of this Agreement.

1.2
Rules of Interpretation and Convention

In this Agreement, unless the context requires otherwise:

(a)
headings are for convenience only and do not affect interpretation;
(b)
the singular includes the plural and conversely;
(c)
a reference to any statute, rule, regulation or policy includes any amendment, and any statute, rule, regulation or policy replacing it;

OTC Agreement Number: [***]

OTC Case Number: [***]

(d)
all computations and payments made under this Agreement shall be in United States dollars. To determine the U.S. dollar value of transactions conducted in non-United States currencies on any particular day, the parties shall use the exchange rate for that currency as reported in the Wall Street Journal in the most recently published edition prior to the date of the transaction; and
(e)
all notices, reports, and other documents and instruments that a party elects or is required to deliver to the other party must be in English.
2.
LICENSE
2.1
Grant of License
(a)
Subject to the terms and conditions of this Agreement, University hereby grants to Licensee, and Licensee hereby accepts, an exclusive license under University’s rights in the Licensed Patents and Licensed Patent Applications to make, have made, use, sell, offer for sale, import, have imported, or otherwise dispose or have disposed a Licensed Product in the Territory and in the Field of Use;
(b)
a non-exclusive license under University’s interest in the Licensed Technical Information to use in conjunction with its exercise of rights under 2.1 (a);
(c)
Except as provided in this section, no other rights or licenses, express or implied, are granted to Licensee.

2.2
Retained Rights

Notwithstanding any provision of this Agreement, University retains on behalf of itself and all other non-profit research institutions, the right to practice the Licensed Intellectual Property for research, teaching, and education. The University shall have the specific right to use the Licensed Technology in commercial research projects sponsored by for-profit entities, provided that the for-profit entity that wishes to sponsor such a commercial research project is informed of the Licensee's rights hereunder and the need to negotiate with the Licensee with respect to commercial access to the Licensed Technology. The University shall have the right to sublicense its rights under this section to one or more non-profit academic or research institutions, provided that the non-profit academic or research institutions are informed of the Licensee's rights hereunder and the need to negotiate with the Licensee with respect to the commercial access to the Licensed Technology.

3.
SUBLICENSING
3.1
Sublicense Requirements

Licensee may sublicense its rights under this Agreement, in whole or in part, through multiple tiers of sublicensees and to Third Parties and Affiliates; provided that, with respect to any sublicense to a Third Party, the Licensee shall deliver to the University a true and correct copy of the sublicense agreement or other agreement under which the Licensee purports or intends to grant such sublicense rights within [***] of the execution of such agreement, which copy may be redacted to exclude confidential information of the Licensee or the applicable sublicensee, but such copy shall not be redacted to the extent that it impairs the University’s ability to ensure compliance with this Agreement. The Licensee shall not enter into such agreement if the terms of the agreement are inconsistent in any respect with the terms of this Agreement.

3.2
Copy of Sublicenses and Sublicense Royalty Reports

Licensee shall submit to University within [***] of the effective date of a Sublicense a copy of such Sublicense in accordance with the terms of Section 3.1 of the General Terms, any subsequent amendments of the Sublicense and all copies of Sublicensee’s royalty reports.

OTC Agreement Number: [***]

OTC Case Number: [***]

4.
PAYMENT, RECORDS, AND AUDIT
4.1
Licensee’s Payment Obligation

Licensee shall pay all amounts under Sections 7 and 10 of the Business Terms by the dates indicated therein. Licensee shall pay such amounts by wire transfer, check (payable to the “Regents of the University of Minnesota” and sent to: Regents of the University of Minnesota, NW 5960, PO Box 1450, Minneapolis, MN 55485-5960; reference agreement number on check), or any other method of payment specified by University.

4.2
Licensee Responsible for Non-U.S. Taxes

Licensee shall pay all non-U.S. taxes related to payments made to University and invoiced to Licensee under this Agreement.

4.3
Interest

All amounts due under this Agreement will bear compound interest at [***]% per annum on the entire unpaid balance computed from the payment due date of such amount (not to be fewer than [***] following receipt of an invoice) until the amount is paid.

4.4
Royalty Payments/Sales Reports

Within [***] after the last day of the [***] beginning in the calendar year in which Licensee first sells a Licensed Product, Licensee shall provide to University a written report (even if there are no sales for the calendar quarter) that sets forth the amount of Net Sales for each Licensed Product within the Territory during such calendar quarter. The Licensee shall deliver along with such written report its payment for royalties (if any) accrued during such calendar quarter calculated in accordance with Section 10.3 and Section 10.4 of the Business Terms.

Notwithstanding the foregoing, if the Licensee, in its reasonable judgment, elects to pay royalties or similar payments to one or more Third Parties for a license to intellectual property rights owned or controlled by such Third Part(ies) that are reasonably useful or necessary for the manufacture, use, sale, offer for sale, import, or export of Licensed Products (whether to one or more Third Parties, the “Third Party Royalty Payment”), then Licensee may deduct an amount equal to [***] of any Third Party Royalty Payments, provided that in no event shall the royalties otherwise due University be less than [***] of the royalties that would be payable to University absent the effects of this Section 4.4. [***]

4.5
No Refund

With the exception of an undisputed overpayment made by Licensee to University, all amounts paid to University by Licensee under this Agreement are non-refundable.

4.6
Termination Report

Licensee shall pay to University all amounts due under this Agreement and submit to University a written report to include contact information for any Sublicensees within [***] after the Agreement terminates. Licensee will continue to submit any applicable royalty payments and/or reports after the license terminates, until all Licensed Products made or imported during the Term of the Agreement have been sold.

4.7
Accounting

Licensee shall maintain (and shall cause each Sublicensee to maintain) records showing manufacture, importation, sale, use, and provision of a Licensed Product for [***] from the date of sale of that Licensed Product. Records will

OTC Agreement Number: [***]

OTC Case Number: [***]

include information in sufficient detail to enable University or its representative to determine the royalties owed under this Agreement. Upon request by University, Licensee shall deliver to University or its representative, copies of all documents and materials (including electronic records) reasonably relevant to Licensee’s and Sublicensee’s performance of this Agreement, including, without limitation, copies of all Sublicenses in accordance with the terms of Section 3.1 of the General Terms.

4.8
Audit

No more than [***] during the Term, and during the Licensee’s normal business hours, Licensee shall allow (and shall cause each Sublicensee to allow) University or its designee to examine Licensee’s records to verify payments made by Licensee under this Agreement. In connection with such audit, Licensee shall provide (and shall cause each Sublicensee to provide) commodious space at no cost to conduct the audit.

4.9
Paying for Audit

University will pay for any audit done under Section 4.8 of the General Terms. But if the audit reveals an underreporting of royalties due University of [***] or more for the period being audited, Licensee shall pay the audit costs.

5.
GOVERNMENT RIGHTS AND REGULATIONS
5.1
Bayh-Dole Requirements

This Agreement is subject to Title 35, Sections 200-204 of the United States Code. Among other things, these provisions provide the United States Government with nonexclusive rights in the Licensed Patents. They also impose the obligation that any Licensed Products sold or produced in the United States be “manufactured substantially in the United States.” Licensee shall ensure all obligations of these provisions are met.

5.2
Compliance with Laws

Licensee shall ensure that the manufacture, use, sale, or transfer of Licensed Products comply with all applicable laws and regulations.

5.3
Export Control

Licensee agrees to comply with U.S. export laws and regulations pertaining to the export of technical data, services and commodities, including the International Traffic in Arms Regulations (22 C.F.R., parts 120-130), the Export Administration Regulations (15 C.F.R., parts 730-744), the regulations administered by the Treasury Department’s Office of Foreign Assets Control (31 C.F.R., parts 501-598) and the Anti-Boycott Regulations (15 C.F.R 760). Licensee shall obtain any necessary U.S. government license or other authorization required pursuant to the U.S. export control laws and regulations for the export or re-export of any commodity, service or technical data covered by this Agreement.

5.4
Cooperation with Governmental Requests

Licensee shall comply upon reasonable notice from University with all governmental requests relevant to the Licensed Intellectual Property directed to either University or Licensee and provide all information and assistance necessary to comply with the governmental requests.

5.5
Patent Marking

Licensee and each Sublicensee shall mark all Licensed Products in a manner consistent with their current patent marking practices for their own products provided appropriate notice is given by such marking in accordance with

OTC Agreement Number: [***]

OTC Case Number: [***]

35 USC 287 or other relevant statutes. Where marking is to be performed but the Licensed Product cannot be marked, the patent notice shall be placed on associated tags, labels, packaging, or accompanying documentation either electronic or paper as appropriate.

6.
PATENT PROSECUTION AND MAINTENANCE
6.1
Patent Prosecution and Maintenance

The University, in consultation with the Licensee, shall control the preparation, filing, prosecution, and maintenance of the Licensed Intellectual Property. University will consult with Licensee in connection with the foregoing; however, if Licensee is unresponsive to University’s requests for input, University may proceed in the exercise of its best judgment without prior consultation. In no event shall Licensee file a patent application with respect to the Licensed Intellectual Property without first consulting with the University. To facilitate consultation with Licensee, University will:

(a)
keep Licensee reasonably informed as to the filing, prosecution, and maintenance of the Licensed Patents and Licensed Patent Applications;
(b)
furnish to Licensee copies of material documents relevant to such filing, prosecution and maintenance; and
(c)
allow Licensee a reasonable opportunity to comment on material documents related to the Licensed Patents or Patent Applications prior to filing such documents at a patent office.
6.2
Licensee Assistance and Contact

At University’s request, Licensee shall provide all information and assistance to University in the filing and prosecution of all Licensed Patents. In furtherance of the foregoing, Licensee designates the person identified in Section 12 of the Business Terms to respond to University’s request for consultation and cooperation on a pending matter within [***] or sooner as may be required under the circumstances. If Licensee’s contact fails to respond in such time period, University, exercising its own judgment and discretion, may respond to the matter as it deems appropriate.

6.3
Patent-Related Expenses

Licensee shall pay on behalf of or reimburse University for Patent-Related Expenses in accordance with Section 7 of the Business Terms, unless otherwise provided in this Agreement.

7.
COMMERCIALIZATION
7.1
Diligence

Licensee shall use its commercially reasonable efforts, consistent with sound and reasonable business practices and judgment, to commercialize the Licensed Intellectual Property and to manufacture and offer to sell and sell Licensed Products [***].

7.2
Performance Milestones

Licensee shall perform, or cause to happen or be performed, as the case may be, all the performance milestones described in Section 9 of the Business Terms.

7.3
Commercialization Reports

By [***] of each year, Licensee will submit a written annual report to University covering the preceding calendar year if applicable. Each report will describe Licensee’s [***] Licensee will specifically describe how each Licensed Product is related to each Licensed Patent.

OTC Agreement Number: [***]

OTC Case Number: [***]

8.
INFRINGEMENT
8.1
Notification to University

Licensee shall notify University if it believes a third party is infringing a Licensed Patent and provide University with all credible evidence that is has to support this belief. Subject to Section 8.2 of these General Terms, Licensee shall have the first right to initiate, control, defend and/or settle any proceedings involving the validity, enforceability or infringement of any Licensed Patent when in its sole judgment such action may be necessary, proper, and justified. If Licensee elects not to initiate, control, or defend any proceedings described above, Licensee shall promptly notify University, and University may defend or bring such action at its own expense, in its own name and entirely under its own direction and control.

8.2
Good Faith Negotiations with University Prior to Commencing Infringement Action

Prior to commencing any action to enforce a Licensed Patent, Licensee shall enter into good faith negotiations with University on the desirability of bringing suit, the parties to the action, the selection of counsel, and such other matters. University may not be named (nor is Licensee authorized to name University) as a party in any such action without its prior written consent. Unless otherwise agreed upon by the parties, and subject to Section 8.3 of the General Terms, the party initiating the enforcement shall bear any out-of-pocket expenses associated with the litigation (including but not limited to attorneys' fees, e-discovery costs, court costs).

8.3
Enforcement Litigation

Settlement of any Enforcement Litigation requires the written consent of the University. Further, any recovery in any Enforcement Litigation will be shared with University as follows:

(a)
any recovery shall be first used to reimburse the party initiating the Enforcement Litigation for its actual fees, costs, and expenses incurred in the Enforcement Litigation;
(b)
[***]
(c)
[***].
8.4
Infringement by Licensee

If any suit, action or proceeding is brought or commenced against Licensee alleging the infringement of a patent or other intellectual property right owned by a Third Party by reason of the manufacture, use or sale of Licensed Products, Licensee shall give University prompt notice thereof. If the validity of a Licensed Patent is questioned in such suit, action or proceeding, Licensee shall have no right to make any settlement or compromise which affects the scope, validity, enforceability or otherwise of a Licensed Patent without University’s prior written approval.

9.
UNIVERSITY NAME AND MARKS; Licensee name
9.1
No Use of University Name or Marks

No provision of this Agreement grants Licensee or Sublicensee any right or license to use the name, logo, or any marks owned by or associated with University or the names, or identities of any member of the faculty, staff, or student body of University. Licensee shall not use and shall not permit a Sublicensee to use any such logos, marks, names, or identities without University’s prior written approval. The foregoing notwithstanding, without the consent of University, Licensee may indicate that it is licensed by the University under the Licensed Intellectual Property and identify the inventors of the Licensed Patents or Licensed Patent Applications, their affiliation with the University, and their relationship to Licensee, and further, Licensee may comply with disclosure requirements of all applicable laws relating to its business, including, without limitation, United States and securities laws.

OTC Agreement Number: [***]

OTC Case Number: [***]

9.2
No use of Licensee Name

University shall not use the name of Licensee or its Affiliates or Sublicensees in any promotional material or other public announcement without the prior written consent of Licensee or its Affiliates or Sublicensees (as applicable).

10.
TERMINATION
10.1
University’s Right to Terminate for Breach

Subject to Section 10.2 of the General Terms, University may terminate this Agreement if Licensee:

(a)
is delinquent on any report or payment;
(b)
misses a milestone under Section 9 of the Business Terms, subject to the parties performing the obligations set forth in section 9 with respect to unanticipated studies or prerequisites required by the FDA;
(c)
is in breach of any material provision of this Agreement; or
(d)
provides any materially false report.
10.2
Licensee’s Right to Remedy Breach

Termination under Section 10.1 of the General Terms takes effect (without any further action by University) [***] after receipt by Licensee of written notice by University of any default under Section 10.1 of the General Terms, unless within that [***] period Licensee remedies the default and notifies University of the same.

10.3
Licensee’s Right to Terminate

Licensee may terminate this Agreement:

(a)
if University is in default of any material provision of this Agreement and fails to remedy the default within [***] of Licensee’s written notice; or
(b)
for convenience (“Early Termination”) by delivering to University a written notice of termination at least [***] prior to the date of termination and upon payment of the Early Termination Fee as described in Section 10.8 of the Business Terms, if applicable.
10.4
Effect of Termination.

Upon Termination:

(a)
The grant of rights under Section 2.1 of the General Terms terminates. Licensee may, however, sell or dispose of Licensed Products manufactured prior to termination for [***] thereafter, provided that Licensee continue to pay royalties on the sale of Licensed Products; and
(b)
Upon request, University may grant a license to any Sublicensees on financial terms substantially similar to such terms in Sublicense provided Sublicensee has performed when due all of its obligations under the Sublicense.
(c)
Sublicenses granted by Licensee shall be assigned to University upon request and at University’s discretion; provided that University’s obligations under such Sublicense shall be consistent with and not exceed University’s obligations to Licensee under this Agreement and provided that such Sublicensee agrees in a writing sent to University to assume all obligations of this Agreement for the benefit of University, including the obligations to make all payments and provide all reports due under this Agreement.

OTC Agreement Number: [***]

OTC Case Number: [***]

10.5
Sections of the Agreement Surviving Termination.

Surviving any termination or expiration are:

(a)
Licensee's payment obligations for payments accrued prior to termination; and
(b)
the provisions of Sections 4.7, 8, 9, 11,12, 13, 14.1, 14.3, 14.4, 14.8, 14.9, 14.10, 14.11, 14.12 and 14.13 of the General Terms, and any other provision that by its nature is intended to survive.
11.
INDEMNIFICATION AND INSURANCE
11.1
Indemnification

Licensee shall indemnify, hold harmless, and defend all University Indemnitees against any Third Party claim of any kind arising out of or related to the exercise of any rights granted Licensee under this Agreement or Licensee’s breach of any provision of this Agreement.

11.2
Insurance

Licensee warrants that it now maintains and will continue to maintain liability insurance coverage appropriate to the risk involved in marketing and selling Licensed Products subject to this Agreement and that the insurance coverage lists University of Minnesota as an additional insured. Upon University’s request, Licensee shall present evidence to University that this coverage is being maintained.

12.
DISCLAIMER OF WARRANTIES
12.1
Warranties

University warrants that to the best of its actual knowledge as of the date of execution of this Agreement it has the right to grant the licenses to the Licensed Intellectual Property contained in this Agreement.

12.2
Disclaimer of all Other Warranties

UNIVERSITY PROVIDES LICENSEE THE RIGHTS GRANTED IN THIS AGREEMENT AS IS AND WITH ALL FAULTS, IF ANY. UNIVERSITY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED CONCERNING THE LICENSED INTELLECTUAL PROPERTY.

AMONG OTHER THINGS, UNIVERSITY EXPRESSLY DISCLAIMS ANY WARRANTIES CONCERNING AND MAKES NO REPRESENTATIONS:

(a)
that each Licensed Patent Application will be allowed or granted or that a patent will issue from a Licensed Patent Application;
(b)
concerning the validity, enforceability, interpretation of claims or scope of any Licensed Patent;
(c)
that the exercise of the rights or licenses granted to Licensee or a Sublicensee under this Agreement will not infringe or violate a third party’s intellectual property rights; or
(d)
that the exploitation of the Licensed Patents or Licensed Intellectual Property will be successful.
13.
LIMITATION ON TYPE AND AMOUNT DAMAGES
13.1
Limitation on Type of Damages

University is not liable for any special, consequential, lost profit, loss of business opportunity, expectation, punitive or other indirect damages in connection with any claim arising out of or related to this Agreement.

OTC Agreement Number: [***]

OTC Case Number: [***]

13.2
Limitation on Amount of Damages.

With the exception of the University’s gross negligence or willful misconduct, or an overpayment made by Licensee to University, in no event shall University’s liability to Licensee exceed the payments made to University by Licensee during the [***] prior to the event that gave rise to the claim.

14.
MISCELLANEOUS
14.1
Choice of Law and Jurisdiction

The internal laws of the state of Minnesota, without giving effect to its conflict of laws principles, govern the validity, construction, and enforceability of this Agreement. A suit, claim, or other action to enforce the terms of this Agreement may be brought only in the state courts of Hennepin County, Minnesota. Licensee hereby submits to the jurisdiction of that court and waives any objections it may have to that court asserting jurisdiction over Licensee or its assets and property and to venue in that jurisdiction.

14.2
Amendment and Waiver

The Agreement may be amended from time to time only by a written instrument signed by the parties. No term or provision of this Agreement may be waived, and no breach excused unless such waiver or consent is in writing and signed by the party claimed to have waived or consented. No waiver of a breach is to be deemed a waiver of a different or subsequent breach.

14.3
Data Practices Act

The parties acknowledge that University is subject to the terms and provisions of the Minnesota Government Data Practices Act, Minnesota Statutes §13.01 et seq. (the “Act”), and that the Act requires, with certain exceptions, University to permit the public to inspect and copy any information that University collects, creates, receives, maintains, or disseminates, including the existence of and the terms of this Agreement.

14.4
Confidentiality

To the extent permitted by law, including as provided in the Act, University shall hold in confidence and disclose only to University employees, agents and contractors who need to know:

(a)
the reports described in Sections 3.2, 4.4, and 7.3 of the General Terms;
(b)
the records inspected in accordance with Sections 4.7 and 4.8 of the General Terms. No provision of this Agreement is to be construed to further prohibit, limit, or condition University’s right to use and disclose any information in connection with enforcing this Agreement, in court or elsewhere.
14.5
Assignment

Except as provided in Section 14.6 of the General Terms or with University’s prior written consent, Licensee shall not effect a Transfer of its interest under this Agreement. Any Transfer attempted to be made in violation of this section is void. Absent the consent of all the parties, an assignment or delegation will not release the assigning or delegating party from its obligations.

14.6
Change of Control

Licensee may assign this Agreement to an Affiliate or as part of a Change of Control upon prior and complete performance of the following conditions:

(a)
Licensee must give University [***] prior written notice of the assignment, including the new assignee’s contact information;

OTC Agreement Number: [***]

OTC Case Number: [***]

(b)
the new assignee must agree in writing to University to be bound by this Agreement; and
(c)
University must have received the full Transfer Fee if applicable.

Notwithstanding the foregoing in this Section 14.6, University hereby approves the Transfer of this Agreement to Licensee (i.e. Finch Therapeutics Holdings LLC) and hereby waives any Transfer Fee (solely in connection there with) otherwise payable hereunder.

14.7
Consent and Approvals

Except as otherwise expressly provided, in order to be effective, all consents or approvals required under this Agreement must be in writing.

14.8
Entire Agreement

The parties intend this Agreement (including all attachments, exhibits, and amendments hereto) to be the final and binding expression of their contract and agreement and the complete and exclusive statement of the terms thereof. The Agreement cancels, supersedes, and revokes all prior negotiations, representations and agreements among the parties, whether oral or written, relating to the subject matter of this Agreement. No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party.

14.9
Enforceability

If a court of competent jurisdiction adjudges a provision of this Agreement to be unenforceable, invalid, or void, such determination is not to be construed as impairing the enforceability of any of the remaining provisions hereof and such provisions will remain in full force and effect.

14.10
No Third-Party Beneficiaries

No provision of this Agreement, express or implied, is intended to confer upon any person other than the parties to this Agreement any rights, remedies, obligations, or liabilities hereunder. No Sublicensee may enforce or seek damages under this Agreement.

14.11
Relationship of Parties

In entering into, and performing their duties under this Agreement, the parties are acting as independent contractors and independent employers. No provision of this Agreement creates or is to be construed as creating a partnership, joint venture, or agency relationship between the parties. No party has the authority to act for or bind the other party in any respect.

14.12
Notices

In order to be effective, all notices, requests, and other communications that a party is required or elects to deliver must be in writing and must be delivered personally, or by facsimile or electronic mail (provided such delivery is confirmed), or by a recognized overnight courier service or by United States mail, first-class, certified or registered, postage prepaid, return receipt requested, to the other party at its address set forth below or to such other address as such party may designate by notice given under this Section:

If to University: University of Minnesota

Technology Commercialization

200 Oak Street, SE

Suite 280

Minneapolis, MN 55455

Fax: [***]

E-mail: [***]

OTC Agreement Number: [***]

OTC Case Number: [***]

For notices sent University of Minnesota

under Section 8, Office of the General Counsel

with a copy to: Attn: [***]

360 McNamara Alumni Center

200 Oak Street S.E.

Minneapolis, MN 55455-2006

Facsimile No.: [***]

Email: [***]

If to Licensee: As indicated in Section 11 of the Business Terms.

14.13
Security Interest

In no event may Licensee grant, or permit any person to assert or perfect, a security interest in Licensee’s rights under this Agreement.

14.14
Execution in Counterparts

This Agreement may be executed in counterparts and by facsimile or electronic transmission.

OTC Agreement Number: [***]

OTC Case Number: [***]

EXHIBIT A

Technical Information

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